UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 4, 2005

                               ------------------

                             MSW Energy Holdings LLC
                        (Exact name of each registrant as
                            specified in its charter)



         Delaware                    0001261679               14-1873119
(State or other jurisdiction    Commission File Number     (I.R.S. Employer
    of incorporation or                                  Identification Number)
       organization)



                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: 800-727-3835


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
--------------------------------------------------------

On March 4, 2005, MSW Energy Holdings LLC issued a press release disclosing earnings results for the last twelve months ended September 30, 2004 for American Ref-Fuel Company LLC and Subsidiaries. A copy of the press release is filed as Exhibit 99.


Item 9.01. Financial Statements and Exhibits
--------------------------------------------

(c) Exhibits

   Exhibit No.                           Description
   -----------  ----------------------------------------------------------------
      99        Press Release

                                   SIGNATURES
   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 MSW ENERGY HOLDINGS LLC

                                                 By: /s/ Michael J. Gruppuso
                                                     ---------------------------
                                                     Michael J. Gruppuso
                                                     Chief Financial Officer

                                                 Date:  March 4, 2005
                                                      --------------------------